             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
               event reported): March 9, 2001



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021            41-0518860
-------------------  ------------------   ------------------
     (State of         (Commission File    (I.R.S. Employer
  Incorporation)           Number)        Identification No.)



385 Washington St., St. Paul, MN             55102
--------------------------------           ---------
(Address of principal                      (Zip Code)
executive offices)


                       (651) 310-7911
              --------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
     ----------------------------------------------------
    (Former name or former address, if changed since last
                           report)

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Item 5.    Other Events.
           ------------


     On March 9, 2001, The St. Paul Companies, Inc. (the "Company") announced that Paul J. Liska, Executive Vice President and Chief Financial Officer, had resigned from the Company, effective April 1, 2001. The Company also announced that Thomas A. Bradley, Senior Vice President - Finance, would become its new Chief Financial Officer and that Michael Wright, Senior Vice President - Global Equities, would become its Chief Investment Officer.


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Senior Vice President


Date: March 12, 2001